Exhibit 99.1

AMC Robotics Makes Strategic Investment in Etronium AI, an Agentic Edge AI Company Founded by Duke University Professors

Investment strengthens AMC Robotics’ focus on agentic AI systems for robotics and real-world hardware integration

NEW YORK – June 4, 2026 – AMC Robotics Corporation (Nasdaq: AMCI) (“AMC Robotics” or the “Company”), an AI-driven robotics solutions provider, today announced that it has entered into two Simple Agreements for Future Equity (each, a “SAFE” and collectively, the “SAFEs”) with Etronium AI Inc. (“Etronium AI”), a North Carolina-based technology company developing agentic AI frameworks for hardware-in-the-loop (HIL) workflows. The Company invested in Etronium AI through two separate investments made on April 7, 2026 and May 19, 2026.

“Etronium AI is building a platform that allows AI systems to write, deploy, and test code directly on physical hardware, helping bridge the gap between simulation and real-world robotics,” said Sean Da, Chairman and Chief Executive Officer of AMC Robotics. “By validating AI performance against live hardware rather than simulation alone, their technology directly attacks one of the most time-consuming and costly stages of robotics development. We expect this capability to meaningfully accelerate our own product roadmap—shortening development cycles and improving the reliability of platforms such as Kyro™ and NovaArm™. As robotics and edge AI move toward real-world deployment at scale, the ability to build and validate intelligent systems faster and more efficiently is becoming a decisive competitive advantage. This investment gives AMC Robotics early, strategic access to a foundational capability that strengthens our products and sharpens our position across industrial, security, and commercial markets.

Strategic Rationale

Etronium AI is addressing a core challenge in AI deployment: enabling AI systems to reliably interact with physical hardware in a testable and iterative environment. As AI extends beyond cloud environments into robotics, embedded systems, and edge computing, hardware-aware intelligence is becoming a key differentiator in building autonomous systems.

Etronium AI’s proprietary agentic platform leverages large language models (LLMs) to enable AI agents to interact directly with physical devices. The platform supports firmware development, hardware knowledge management, device monitoring, and hardware-in-the-loop testing across diverse microcontrollers, operating systems, and connectivity protocols. By combining AI-driven automation with live hardware feedback, Etronium AI is designed to streamline the development, validation, and deployment of intelligent systems in real-world environments.

The platform delivers measurable efficiency gains, including a 30-50% reduction in time-to-prototype, 40-60% reduction in integration effort, and 30-50% fewer debug and diagnosis iterations. These efficiencies align with AMC Robotics’ development roadmap for its Kyro™ quadruped robotic platform and NovaArm™ warehouse logistics robot.

This investment supports AMC Robotics’ broader strategy to build an ecosystem of enabling technologies that accelerate robotics development, reduce time-to-market, and improve system intelligence across industrial, security, and commercial applications.

Investment Terms

Each SAFE entitles AMC Robotics to receive equity in Etronium AI upon the occurrence of certain future qualifying events, including a bona fide equity financing, liquidity event, or dissolution event, subject to the terms and conditions of the respective agreements.

Copies of the SAFEs are filed as exhibits to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on June 4, 2026.

About Etronium AI Inc.

Etronium AI Inc. is a North Carolina-based AI technology company developing agentic AI frameworks optimized for hardware-in-the-loop workflows. The Company was co-founded by Duke University electrical and computer engineering professors Hai “Helen” Li, Ph.D., and Tingjun Chen, Ph.D. Etronium AI’s platform enables AI agents to collaborate directly with physical devices, compiling and flashing firmware, building hardware skill libraries, monitoring real-world system behavior, and adapting in real time. Etronium AI’s technology targets applications across industrial automation, robotics, AIoT and edge systems, smart infrastructure, wearable health devices, and developer education. For more information, visit www.etronium.ai.

About AMC Robotics Corporation

AMC Robotics (NASDAQ:AMCI) is an AI-driven robotics company focused on developing intelligent, scalable hardware and software solutions. The Company’s quadruped robotic platform, Kyro™, enables industries to automate inspection, security, and operational tasks through autonomous mobility and AI-powered perception.

For more information, please visit www.amcx.ai.

Investors and Media Contact

Susan Xu
Alliance Advisors IR
E: AMCRoboticsIR@allianceadvisors.com

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation. These forward-looking statements are based on the Company’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) challenges in opening operations in new jurisdictions, including but not limited to compliance with local ordinances, obtaining any necessary permits and regulatory oversight; (b) the ability to recognize the anticipated benefits of the new operations; (c) the outcome of any legal proceedings that may be instituted against the Company; (d) the ability to continue to meet the applicable stock exchange listing standards; (e) the effect of the Company’s completed business combination with AlphaVest Acquisition Corp (“AlphaVest”) on the Company’s business relationships, performance, and business generally and the risk that such transaction further disrupts current plans and operations of the Company or its subsidiaries; (f) the ability to recognize the anticipated benefits of the transaction with AlphaVest, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations); (h) the possibility that AMC Robotics may be adversely affected by other economic, business, and/or competitive factors; (i) AMC Robotics’ estimates of expenses and profitability; and (j) other risks and uncertainties indicated under “Risk Factors” contained in AMC Robotics’ Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed or to be filed with the SEC by AMC Robotics. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

The Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.